UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 1, 2013

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 10, 2013, II-VI Incorporated, a Pennsylvania corporation (“II-VI” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among II-VI and Oclaro Technology Limited, a company incorporated under the laws of England and Wales (“Oclaro”), to acquire certain assets of Oclaro used in the fiber amplifier and micro-optics business (collectively, the “Business”). As of November 1, 2013, all conditions necessary to complete the transaction, including receipt of certain regulatory clearances, have been satisfied, and the transaction has been completed. Acquisition of the Business by II-VI was previously approved by the boards of directors of both II-VI and Oclaro. The transaction, valued at $88.6 million, consisted of a cash payment of $79.6 million and a $4.0 million hold-back until December 31, 2014 to address post-closing adjustments or claims. The remaining $5.0 million was previously paid to Oclaro on September 12, 2013 pursuant to the exclusive option received by II-VI to acquire the Business.

II-VI and Oclaro each provided customary and reciprocal representations, warranties and covenants in the Purchase Agreement. Further, II-VI and Oclaro have entered into transition services and manufacturing services and supply agreements to allow the Business to continue operations during the ownership transition.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which is incorporated herein by reference to Exhibit 1.1 to II-VI’s Current Report on Form 8-K (File No. 000-16195) filed on October 11, 2013.

The representations, warranties and covenants contained in the Purchase Agreement are made solely for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of II-VI, Oclaro or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2013, the Board of Directors of II-VI Incorporated announced the appointment of Vincent D. Mattera, Jr. to Chief Operating Officer, effective November 1, 2013.

Dr. Mattera, 57, has been employed by the Company since 2004 as a Vice President, and has served as Executive Vice President since 2010. Dr. Mattera served in various executive roles in product development at Lucent Technologies from 1995 to 2004. From 1984 to 1995, he held management positions with AT&T Bell Laboratories. Dr. Mattera currently serves as a member of the Company’s Board of Directors.

A copy of the related press release is attached and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on November 1, 2013. As of the record date of September 3, 2013, there were 62,497,044 shares of common stock outstanding and entitled to vote at the meeting. A total of 57,807,888 shares were present in person or by proxy at the Annual Meeting of Shareholders.

At the Annual Meeting, the shareholders elected Peter W. Sognefest, Francis J. Kramer and Wendy F. DiCicco as Class Two Directors, to serve until the Company’s 2016 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Peter W. Sognefest

For	Against	Abstain	Broker Non-Votes
46,129,901	3,997,229	211,877	7,468,881

Francis J. Kramer

For	Against	Abstain	Broker Non-Votes
47,773,309	2,379,225	186,473	7,468,881

Wendy F. DiCicco

For	Against	Abstain	Broker Non-Votes
45,760,105	4,389,165	189,737	7,468,881

At the Annual Meeting, the shareholders approved (on a non-binding advisory basis) the Company’s executive compensation (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
40,503,510	9,314,805	520,692	7,468,881

At the Annual Meeting, the shareholders ratified the Audit Committee’s selection of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ended June 30, 2014 (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
56,868,164	612,803	326,921	—

Item 7.01	Regulation FD Disclosure.

On November 1, 2013, II-VI issued a press release entitled, “II-VI Incorporated Announces Completion of Acquisition of Oclaro, Inc.’s Fiber Amplifier and Micro-Optics Business.” The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, are not being filed herewith but will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro forma financial information. The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, is not being furnished herewith but will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit 99.1	Press release dated November 1, 2013.

Exhibit 99.2	Press release dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: November 4, 2013	By:	/s/ Francis J. Kramer
Francis J. Kramer
President and Chief Executive Officer

Date: November 4, 2013	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1.	Press release dated November 1, 2013.

Exhibit 99.2.	Press release dated November 4, 2013.